                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LONGLEAF PARTNERS FUNDS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                LONGLEAF
                PARTNERS
                FUNDS(SM)

(LONGLEAF LOGO)

July 27, 2001

Dear Fellow Shareholder:

     The Longleaf Partners Funds are holding a special meeting of shareholders to expand the size of the Board of Trustees from six members to eight. We are adding one new independent or non "interested" trustee and one new "interested" trustee to each Fund's Board. We will be maintaining the balance of having a majority of independent Trustees, a mutual fund governance tradition we feel strongly should continue. Each Board will now have five independent Trustees who have no connection with Southeastern Asset Management, Inc. and who are non "interested" as that term is used in the Investment Company Act.

     Shareholders of all Funds will vote for election of Trustees and approval of auditors. Shareholders of the International Fund will also vote on ratifying the Investment Counsel Agreement and the Fund Administration Agreement with Southeastern Asset Management, Inc.

     This meeting of shareholders will be held in Massachusetts, the Funds' state of organization. Because this is a business meeting, the agenda items will be confined to the matters presented to shareholders for a vote. If you will be in the Boston area when the meeting is held, you are cordially invited to attend. Southeastern will continue to host the annual informational presentations to Longleaf shareholders in Memphis each Spring, which many of you have attended.

     We cannot overemphasize the importance of reviewing the attached Proxy Statement and returning your proxy cards immediately to save the Funds the expenses of follow-up mailings and telephone solicitations. If you have any questions regarding the Proxy Statement or need assistance in voting your shares, please contact our proxy solicitor, PFPC Global Fund Services, at (800)
445-9469, option   .

     Thank you for your prompt response.

Sincerely,

/s/ O. MASON HAWKINS
O. MASON HAWKINS
Chairman of the Board

                NOTICE OF 2001 SPECIAL MEETINGS OF SHAREHOLDERS

                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                         LONGLEAF PARTNERS REALTY FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                   (SERIES OF LONGLEAF PARTNERS FUNDS TRUST)

(LONGLEAF LOGO)          WEDNESDAY, SEPTEMBER 19, 2001

     The 2001 Special Meetings of Shareholders of Longleaf Partners Fund (the "Partners Fund") Longleaf Partners Small-Cap Fund (the "Small-Cap Fund"), Longleaf Partners Realty Fund (the "Realty Fund"), and Longleaf Partners International Fund (the "International Fund"), each of which is a separate series of Longleaf Partners Funds Trust, a Massachusetts business trust, will be held concurrently at 8:30 a.m. Eastern time on Wednesday, September 19, 2001, in a meeting room of The Federalist, a restaurant in Fifteen Beacon, a hotel located at 15 Beacon Street, Boston, Massachusetts 02108.

     Shareholders of all four Funds will consider and vote separately on the following proposals, which are described in the accompanying Proxy Statement:

          1. Election of eight (8) members of the Board of Trustees of each Fund.

          2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants for each Fund, to sign or certify financial statements to be filed with the Securities & Exchange Commission.

          To transact such other business as may properly come before the Meetings.

     Shareholders of the International Fund will consider and vote separately on the following additional proposal:

        To ratify adoption of the existing Investment Counsel Agreement and the existing fund Administration Agreement with Southeastern Asset Management, Inc. of Memphis, Tennessee, and continuation until July 31, 2002.

     THE BOARD OF TRUSTEES OF EACH OF THE FUNDS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS, AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

     If you were a shareholder on July 23, 2001, the date the Board of Trustees has set as the record date, you may vote at these meetings of shareholders. Shareholders of each Fund will vote separately on the proposals which apply to that particular Fund. If you own shares in more than one Fund, you will receive a separate proxy card for each Fund in which you are a shareholder. If you have more than one account in a Fund, such as a regular account and an IRA account, you will receive a proxy card for each account.

     YOU MUST VOTE EACH PROXY CARD YOU RECEIVE FOR YOUR VOTE TO COUNT FOR ALL FUNDS AND FOR ALL ACCOUNTS IN WHICH YOU OWN SHARES. YOU MAY ALSO VOTE BY TELEPHONE OR BY USING THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARDS.
                                          BY ORDER OF THE BOARD OF TRUSTEES:

                                          /s/ O. MASON HAWKINS, CFA
                                          O. MASON HAWKINS, CFA
                                          Chairman of the Board
July 27, 2001

                             YOUR VOTE IS IMPORTANT

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. TO SAVE THE FUND ADDITIONAL EXPENSES OF FURTHER SOLICITATION, PLEASE VOTE YOUR PROXY PROMPTLY. IF YOU HAVE ANY QUESTIONS REGARDING THE ENCLOSED PROXY MATERIAL OR NEED ASSISTANCE IN VOTING YOUR SHARES PLEASE CONTACT OUR PROXY SOLICITOR, PFPC GLOBAL FUND
 SERVICES AT (800) 445-9469, OPTION   . WE APPRECIATE YOUR INTEREST AND
 PARTICIPATION IN THE AFFAIRS OF YOUR FUND.

     Voting By Telephone. As the Meeting date approaches, you may receive a call from a representative of PFPC Global Fund Services if the Funds have not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit PFPC Global Fund Services to sign a proxy on your behalf. When PFPC receives your instructions by telephone, the representative is required to ask you for your full name and address, the name of the fund owned, and confirmation that you have received the proxy statement in the mail. PFPC Global Fund Services is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. PFPC Global Fund Services will record your instructions and transmit them to the official tabulator. The Trustees of the Funds believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

                                PROXY STATEMENT

                     2001 SPECIAL MEETINGS OF SHAREHOLDERS

                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                         LONGLEAF PARTNERS REALTY FUND
                      LONGLEAF PARTNERS INTERNATIONAL FUND
                   (SERIES OF LONGLEAF PARTNERS FUNDS TRUST)

                         WEDNESDAY, SEPTEMBER 19, 2001
                            8:30 A.M., EASTERN TIME
                        THE FEDERALIST AT FIFTEEN BEACON
(LONGLEAF LOGO)                 15 BEACON STREET
                          BOSTON, MASSACHUSETTS 02108

     This is a joint Proxy Statement for the four Funds listed above. The enclosed proxy (or proxies if you own shares in more than one Fund or have multiple accounts) are solicited by the Boards of Trustees of the Funds in connection with the 2001 Special Meetings of Shareholders of each Fund, to be held on Wednesday, September 19, 2001. The Meetings will be held concurrently.

     Each Proxy returned in time to be voted at the Meetings will be voted, and if a specification is made with respect to any proposal the proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meetings and voting in person.

     Description of Voting Rights and Shares Entitled to Vote. There is only one class of shares for each Fund, and each share is entitled to one vote. There is no provision for cumulative voting. At the close of business on July 23, 2001, the record date for determination of shareholders entitled to notice and to vote at the Meetings, the number of outstanding shares of beneficial interest for each of the Funds is as follows:

NAME OF FUND                                       SHARES OUTSTANDING
------------                                       ------------------
Longleaf Partners Fund...........................
Longleaf Partners Small-Cap Fund.................
Longleaf Partners Realty Fund....................
Longleaf Partners International Fund.............

     As of July 23, 2001, the record date, the following chart lists those shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of each Fund, and also shows the aggregate holdings of persons affiliated with the Funds and with the Investment Counsel:

                     LONGLEAF PARTNERS FUND
Clients of Charles Schwab & Co., Inc., a brokerage
  firm...................................................  14.9%
CTC Illinois Trust FBO Sun Microsystems Deferred
  Retirement Savings Plan................................   5.8%
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and
  foundations............................................   2.0%

                LONGLEAF PARTNERS SMALL-CAP FUND
Clients of Charles Schwab & Co., Inc., a brokerage
  firm...................................................  27.4%
Clients of National Financial Services, Corp., a
  brokerage firm.........................................   6.2%
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and
  foundations............................................   5.4%

                 LONGLEAF PARTNERS REALTY FUND
Clients of Charles Schwab & Co., Inc., a brokerage
  firm...................................................  19.0%
Chase Manhattan Bank TTEE U/A DTD 01-01-1983 Litton
  Master Trust...........................................   7.8%
O. Mason Hawkins, Chairman of the Board of Trustees......   7.4%
Clients of National Financial Services, Corp., a
  brokerage firm.........................................   6.4%
City of Knoxville Pension System.........................   5.1%
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and
  foundations............................................  11.2%

              LONGLEAF PARTNERS INTERNATIONAL FUND
Henry R. Fett TTEE U/A DTD 12/20/99, 1999 Irrevocable US
  Annuity & Gift Trust; and Eternity Limited.............  18.5%
Clients of Charles Schwab & Co., Inc., a brokerage
  firm...................................................  18.3%
O. Mason Hawkins, Chairman of the Board of Trustees......  11.1%
Clients of National Financial Services, Corp., a
  brokerage firm.........................................   8.9%
All Trustees of the Fund, all directors, officers and
  employees of Southeastern Asset Management, Inc., and
  relatives, affiliated retirement plans and
  foundations............................................  15.4%

     Mailing Information. This Proxy Statement is being mailed to shareholders on or about August 2, 2001. If proxies representing a majority of the shares outstanding on the record date have not been received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy.

     Availability of Annual Report. The 2000 Annual Report of Longleaf Partners Funds Trust, which includes audited financial statements for each Fund for the fiscal year ended December 31, 2000, was mailed to shareholders of record during the third week of February, 2001. The unaudited Semi-annual Report was mailed to shareholders during the third week of July, 2001. These reports are available on the Fund's website, www.longleafpartners.com and are also available on the website of the Securities and Exchange Commission, www.SEC.gov under the name Longleaf Partners Funds Trust. Copies may be obtained free of charge by calling
(800) 445-9469, option 1.

                      SUMMARY AND BACKGROUND OF PROPOSALS

     The following discussion summarizes and provides background information on the proposals being submitted by the Boards of Trustees to shareholders for action at the 2001 Special Meetings of Shareholders (the "Special Meeting"). More information is presented in the following sections, beginning on page 6, and this summary is subject to the expanded discussion.

1. ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES (ALL FUNDS)

     At meetings of shareholders of the Partners Fund, Small-Cap Fund, and Realty Fund held concurrently on May 13, 1997, shareholders of these Funds elected six trustees. The International Fund was formed on August 7, 1998. Mr.
O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of the Southeastern Asset Management, Inc. ("Southeastern"), the Investment Counsel for all of the Funds, then contributed the seed capital for the International Fund's organization and, as the sole shareholder, elected the six original Trustees of the International Fund. These Trustees were the same individuals then serving as Trustees of the other three Longleaf Partners Funds. Four of these original Trustees are classified as independent or non "interested" Trustees as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. One Trustee who was classified as "interested" because of his affiliation with Southeastern retired in 1999, and the remaining Trustees then elected as his successor Mr. G. Staley Cates, President of Southeastern.

     At the Meeting of the Board of Trustees held on March 5, 2001, the Board of Trustees of each Fund was expanded to seven members, and the Trustees elected Ms. Margaret H. Child of Boston, Massachusetts to fill that vacancy. She is classified as an "interested" Trustee because she performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization. At the Meeting of the Board of Trustees held on May 31, 2001, the Trustees expanded the Boards to eight members, and nominated Mr. Perry
C. Steger to serve as a Trustee effective upon his election by shareholders at the Special Meeting. He will be classified as an independent or non "interested" Trustee. Mr. Cates, Ms. Child, and Mr. Steger will therefore be standing for election by shareholders for the first time.

     Shareholders will accordingly be voting at the Special Meeting for the election of eight trustees. Five of these eight Trustees will be classified as independent or non "interested."

     Additional information on this proposal and on the employment and educational backgrounds of all Trustees appears on pages 6 through 12 of the text.

2. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE FUNDS' INDEPENDENT PUBLIC ACCOUNTANTS (ALL FUNDS)

     The Boards of Trustees selected Coopers & Lybrand, LLP to serve as the independent public accountants for each of the Funds on their respective inception dates. After Coopers & Lybrand merged with Price Waterhouse in 1999 to form PricewaterhouseCoopers LLP, that firm has served as the Funds' Independent Public Accountants. The Baltimore, MD office provides audit services and the Boston, MA office provides tax services. The Boards of Trustees consider the renewal of this relationship annually at the regular Fourth Quarter meeting, and this firm was again selected to serve in this capacity for the current fiscal year. In years in which the Funds hold shareholder meetings, shareholders are asked to ratify this selection.

     More information on this proposal is set forth on pages 12 and 13 of the text.

             SEPARATE PROPOSAL FOR INTERNATIONAL FUND SHAREHOLDERS

  PROPOSAL FOR INTERNATIONAL FUND SHAREHOLDERS TO RATIFY ADOPTION OF THE EXISTING INVESTMENT COUNSEL AGREEMENT AND FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC. AND CONTINUATION UNTIL JULY 31, 2002.

     The Board of Trustees approved the Investment Counsel Agreement and the Fund Administration Agreement between Southeastern Asset Management, Inc. and the International Fund at a special meeting held on August 7, 1998. The two agreements were then adopted for an initial two-year term by Mr. O. Mason Hawkins who, as the contributor of the seed capital for the International Fund, was then its sole shareholder. The Board of Trustees subsequently renewed these agreements for one-year terms expiring on July 31, 2001 and 2002.

     Public shareholders of the International Fund may now ratify the adoption of these two agreements and their continuation through July 31, 2002. More information on this proposal is set forth on pages 14 through 23 of the text.

                                  PROPOSAL 1.

                ELECTION OF THE BOARDS OF TRUSTEES OF ALL FUNDS

     Authority of the Board of Trustees. Each series of Longleaf Partners Funds Trust elects a separate Board of Trustees, which acts on matters affecting that particular Fund. The Boards of each Fund acting concurrently would consider matters which might affect the Master Trust as a whole, such as the creation of additional series or other matters involving amendment of the Declaration of Trust and issues which arise outside of the requirements of the Investment Company Act of 1940.

     Composition of the Board of Trustees. Under the Investment Company Act of 1940, which governs mutual fund operations, an "interested" Trustee includes a person having an interest in or an affiliation with the investment advisor, any affiliated underwriter or securities broker executing portfolio transactions for the Funds, or an affiliated servicing agent such as a fund administrator. Management believes that having a majority of each Board composed of independent or non "interested" Trustees having no affiliation with the Investment Counsel or any executing securities brokerage firm or affiliated service provider constitutes good corporate governance and eliminates actual or perceived conflicts of interest. For this reason, the Boards of Trustees of the Longleaf Partners Funds have been comprised of a majority of independent or non "interested" Trustees for the past ten years.

     If shareholders elect all of the nominees, the membership of all of the Boards of Trustees of the Funds of Longleaf Partners Funds Trust will be identical. Five of these Trustees are independent of and not affiliated with Southeastern, and otherwise qualify as non "interested" Trustees as defined by Sec. 2(a)(19) of the Investment Company Act of 1940. All nominees have indicated a willingness to serve as Trustees until the next annual meeting of shareholders or until a successor has been duly qualified.

                         NOMINEES FOR BOARD OF TRUSTEES
                                   ALL FUNDS

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED
        AS TRUSTEE                RECENT BUSINESS EXPERIENCE
  ----------------------    ---------------------------------------
                 AFFILIATED OR INTERESTED TRUSTEES
O. Mason Hawkins, CFA       Southeastern Asset Management, Inc.
(53); Co-Portfolio Manager  since its founding in 1975; presently
Chairman of the Board of    Chairman and C.E.O.; received B.S.B.A
Trustees since:             degree in Finance (1970), University of
Partners Fund -- 1987       Florida; M.B.A. degree (1971)
Small-Cap Fund -- 1988      University of Georgia; Director,
Realty Fund -- 1996         Mid-America Apartment Communities,
International Fund -- 1998  Inc., a real estate investment trust listed on the NYSE.

G. Staley Cates, CFA (36);  Southeastern Asset Management, Inc.
Co-Portfolio Manager        since 1986; President since 1994;
Trustee of all Funds since  received B.B.A., Finance, University of
1999                        Texas (1986).

Margaret H. Child (45)      Director of Business Development for a
Trustee of all Funds        Boston law firm, Boston, MA (since
beginning March 5, 2001     1999); Director of Marketing, Arthur
                            Andersen LLP (accounting firm),
                            (1998-99), Atlanta, GA (1991-98),
                            Memphis, TN; received B.A. degree,
                            Harvard College of Harvard University
                            (1978).

     Mr. Hawkins and Mr. Cates are directors and officers of Southeastern, which pays their compensation, and each is an "interested" Trustee as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Ms. Child is not affiliated with and receives no compensation from Southeastern. She performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization, and accordingly could be deemed to be "interested."

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED
        AS TRUSTEE                RECENT BUSINESS EXPERIENCE
  ----------------------    ---------------------------------------
             INDEPENDENT OR NON "INTERESTED" TRUSTEES
Chadwick H. Carpenter, Jr.  Private investor and consultant to
(51)                        software companies. Senior executive
Trustee since:              officer at Progress Software
Partners Fund -- 1993       Corporation, Bedford, MA (a leading
Small-Cap Fund -- 1993      provider of software products used by
Realty Fund -- 1996         developers to build and deploy
International Fund -- 1998  commercial applications worldwide)
                            (1983-1997); received B.S. degree in
                            Electrical Engineering, Massachusetts
                            Institute of Technology, (1971), M.S.,
                            degree in Electrical Engineering,
                            Massachusetts Institute of Technology,
                            (1972).

Daniel W. Connell, Jr.      Senior Vice President -- Marketing
(52)                        (since 1994) Jacksonville Jaguars,
Trustee since:              Ltd., Jacksonville, Florida (National
Partners Fund -- 1997       Football League franchise); received
Small-Cap Fund -- 1997      B.S.B.A. degree, University of Florida
Realty Fund -- 1997         (1970).
International Fund -- 1998

Steven N. Melnyk (54)       Private investor and consultant.
Trustee since:              Chairman of the Executive Committee and
Partners Fund -- 1991       President, Riverside Golf Group, Inc.
Small-Cap Fund -- 1991      (1987-1997), Jacksonville, FL (a
Realty Fund -- 1996         corporation engaged in the design,
International Fund -- 1998  construction and operation through ownership of golf courses throughout
                            the southeastern US); Golf commentator
                            and sports marketing executive, ABC
                            Sports (since 1991); Founding director
                            and former Chairman, First Coast
                            Community Bank, Fernandina Beach, FL;
                            Winner of U.S. Amateur Championship,
                            1969, and British Amateur Championship,
                            1971; received B.S.B.A degree in
                            Industrial Management, University of
                            Florida (1969).

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED
        AS TRUSTEE                RECENT BUSINESS EXPERIENCE
  ----------------------    ---------------------------------------
             INDEPENDENT OR NON "INTERESTED" TRUSTEES

C. Barham Ray (54)          Chairman of the Board and Secretary,
Trustee since:              SSM Corp., Memphis, Tennessee (a
Partners Fund -- 1992       venture capital investor), (1974 to the
Small-Cap Fund -- 1992      present); Director of Financial Federal
Realty Fund -- 1996         Savings Bank, Memphis, Tennessee;
International Fund -- 1998  received B.A. degree (1968), Vanderbilt
                            University; M.B.A. degree (1973),
                            University of Virginia.

Perry C. Steger (39)        Director of Engineering for National
Nominee; not presently      Instruments, Inc. in Austin, Texas
serving as a Trustee        (1996 - present). Previously founded
                            Georgetown Systems, Inc. to develop and
                            market industrial automation software,
                            which was acquired by National
                            Instruments, Inc. in April, 1996
                            (1990-1996). Project Manager at Steger
                            & Bizzell, a consulting civil
                            engineering firm (1984-1990); received
                            B.S. degree in Civil Engineering
                            (1984), University of Texas.

                    OTHER INFORMATION CONCERNING THE BOARDS
                                  OF TRUSTEES

     Under the Declaration of Trust, the Board of Trustees of each Fund has plenary authority to operate the particular Fund. Each Board retains service providers to perform investment advisory, administrative, legal, accounting, transfer agent, custodial and other administrative and operational functions. The respective service providers operate under written agreements which are subject to approval by the Board of Trustees of each Fund. Operational and administrative functions are performed by the Board of Trustees, by particular members of the Board, or by personnel employed by the respective service providers. The Funds have no officers.

     The Board of Trustees held four regular quarterly meetings during 2000, one by special conference telephone call because of severe weather conditions causing the cancellation of numerous airline flights. All Trustees attended the three meetings held in person, and all participated in the single meeting held by telephone.

     The Board has established an Audit Committee, with Mr. Carpenter serving as Chairman. The Audit Committee, composed of the five indepen-dent or non "interested" Trustees, has adopted a Charter, under which it reviews the audit plan and results of audits, and monitors the performance of the independent public accounts. The Committee met with representatives of the accounting firm in a formal meeting on March 5, 2001, after completion of the audit for the fiscal year ended December 31, 2000. In lieu of establishing a nominating committee, the entire Board presently considers nominees for Board membership.

     The Board of Trustees has adopted a resolution requiring all Trustees receiving Trustees fees to invest an amount at least equal to their full Trustees fees in shares of the Funds. The schedule of fees being paid during 2001 is as follows:

                            2001 COMPENSATION TABLE

                                  AGGREGATE COMPENSATION FROM EACH FUND           TOTAL
                              ----------------------------------------------   COMPENSATION
      NAME OF TRUSTEE         PARTNERS               REALTY    INTERNATIONAL     FROM ALL
          ADDRESS               FUND     SMALL-CAP    FUND         FUND         FUNDS(3,4)
      ---------------         --------   ---------   -------   -------------   ------------
O. Mason Hawkins*(1)........     None        None       None         None           None
  Chairman of the Board
G. Staley Cates*(1).........     None        None       None         None           None
  Trustee
Margaret H. Child*(2).......  $16,500     $ 8,250    $ 8,250      $ 8,250        $41,250
  Trustee
  30 Monument Avenue
  Charleston, MA 02129
Chadwick H. Carpenter,
  Jr. ......................  $20,000     $10,000    $10,000      $10,000        $50,000
  Trustee
  14 Oak Park
  Bedford, MA 01730
Daniel W. Connell, Jr. .....  $20,000     $10,000    $10,000      $10,000        $50,000
  Trustee
  One Stadium Place
  Jacksonville, FL 32202
Steven N. Melnyk............  $20,000     $10,000    $10,000      $10,000        $50,000
  Trustee
  1535 The Greens Way
  Jacksonville Beach, FL
    32250
C. Barham Ray...............  $20,000     $10,000    $10,000      $10,000        $50,000
  Trustee
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117

--------------------------------------------------------------------------------

* Interested Trustee
(1) Mr. Hawkins and Mr. Cates are directors and officers of Southeastern, which pays their compensation. Its address and that of Mr. Hawkins and Mr. Cates is 6410 Poplar Ave., Ste. 900, Memphis, TN 38119.
(2) Ms. Child is not affiliated with and receives no compensation from Southeastern. She performs certain administrative and operational functions for the Funds in Massachusetts, their state of organization, and accordingly could be deemed to be "interested." She is receiving Trustees fees for the period from her election as a Trustee on March 5, 2001 through the end of the year at the same annualized rate as the other Trustees.
(3) The Funds have no pension or retirement plan for Trustees.
(4) Mr. Perry C. Steger, if elected as a Trustee on September 19, 2001 will receive Trustees fees from the date of his election through the end of the year at the same annualized rate as the other Trustees. His address is 1230 South Austin Ave., Georgetown, TX 78626.
--------------------------------------------------------------------------------

     Unless authority to vote for election of one or more trustees is withheld by checking the appropriate block on the Proxy, properly signed Proxies will be voted in favor of the election of the eight nominees. If any nominee should not be available for election, the proxy agents named will vote for such other nominees as the remaining Trustees of the Funds may approve.

     MINIMUM VOTE REQUIRED. Election of Trustees requires an affirmative vote of a plurality of all shares voting, provided that at least a majority of the outstanding shares is represented at the Meetings in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT THE NOMINEES LISTED ON PAGES 7-9 BE ELECTED TO SERVE AS TRUSTEES UNTIL THE NEXT ANNUAL OR SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS OR UNTIL A SUCCESSOR HAS BEEN DULY QUALIFIED.

                                  PROPOSAL 2.

   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR ALL FUNDS

     The Board of Trustees of each Fund has selected PricewaterhouseCoopers LLP ("PwC") as the independent public accountants for the Funds for the fiscal year ending December 31, 2001, and annually will consider the firm for service in future years. The firm has informed the Board of Trustees that it has no material direct or indirect financial interest in any of the Funds, and that it knows of no circumstances which would compromise the firm's independence.

     PwC is an international public accounting firm which serves numerous investment companies. Each of the Funds retained Coopers & Lybrand LLP as its independent accounting firm at its inception, beginning with the first Fund formed in 1986. The Board renewed this relationship in each subsequent year, and continued it after Coopers & Lybrand merged with Price Waterhouse in 1999 to form PricewaterhouseCoopers LLP. The Board of Trustees believes that PwC's substantial expertise and experience in accounting practices in the investment company industry and in taxation of investment companies, coupled with its particular knowledge of the Funds' operations, are significant benefits for the Funds and form the basis for the continuing relationship with the accounting firm.

     PwC provides audit services as well as tax and general consulting services for the Funds. The Funds paid the following fees for the fiscal year ended December 31, 2000:

                                   AUDIT FEES

Partners Fund............................................  $17,750
Small-Cap Fund...........................................   13,980
Realty Fund..............................................   13,450
International Fund.......................................   14,000

                                 ALL OTHER FEES

                                          TAX     CONSULTING    TOTAL
                                        -------   ----------   -------
Partners Fund.........................  $14,745    $ 3,375     $18,120
Small-Cap Fund........................   13,745      5,775      19,520
Realty Fund...........................   15,745      3,375      19,120
International Fund....................   15,245     10,725      25,970

     PwC assists in preparing the Funds' Federal and Massachusetts tax returns. In addition, the tax and consulting fees include compensation for services throughout the year related to the Funds' compliance with the Internal Revenue Code provisions governing whether the Funds qualify as "regulated investment companies" under the Code, thereby allowing them to make distributions to shareholders without incurring taxes at the Fund level. The Boards of Trustees and the Audit Committee have considered whether the rendering of such non-audit services is compatible with PwC'S independence. Because the tax and consulting fees cover services rendered throughout the year which have a material effect on the audit opinion ultimately rendered, the Boards and the Audit Committee of each Fund view these services as interrelated with the audit function and have concluded that rendition of such services is compatible with maintaining the independence of the accounting firm.

     MINIMUM VOTE REQUIRED. The vote necessary for approval of this proposal is a majority of the shares represented at the Meetings in person or by proxy, provided that more than 50% of the outstanding shares are so represented at the Meetings.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR EACH OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

            ADDITIONAL PROPOSAL FOR INTERNATIONAL FUND SHAREHOLDERS

                 PROPOSAL TO RATIFY ADOPTION OF THE INVESTMENT
                   COUNSEL AGREEMENT AND FUND ADMINISTRATION
                       AGREEMENT WITH SOUTHEASTERN ASSET
                       MANAGEMENT, INC., AND CONTINUATION
                              UNTIL JULY 31, 2002.

     The Board of Trustees initially approved the existing Investment Counsel Agreement and Fund Administration Agreement between the International Fund and Southeastern Asset Management, Inc. ("Southeastern") at the organizational meeting of the Fund on August 7, 1998. The initial seed capital was thereafter provided by Mr. Mason Hawkins, Chairman of the Board of Southeastern, and he became the Fund's sole initial shareholder. He adopted these Agreements for a term of two years, beginning August 11, 1998, and the Board of Trustees has continued the effectiveness annually thereafter. Under the Funds' reorganized corporate governance structure, effective this year, the Funds are being operated by the Board of Trustees, without officers. As a result, the Board adopted an Addendum on May 31, 2001 providing that during periods when the Fund is being operated by the Board of Trustees without officers, references in the Agreement to officers of the Fund shall apply to the Board of Trustees or to particular Trustees who have delegated authority.

     The public shareholders of the Fund now have the opportunity to ratify these Agreements and their continuation for a term ending July 31, 2002. The Agreements thereafter will be subject to annual renewal prior to the expiration date of July 31, either by The Board of Trustees or by vote of a majority of the shareholders, as that term is defined in the Investment Company Act of 1940.

                      SUMMARY OF CERTAIN PROVISIONS OF THE
                          INVESTMENT COUNSEL AGREEMENT

     Pertinent provisions of the Investment Counsel Agreement between the International Fund and Southeastern are summarized in the following discussion. Shareholders are referred to Exhibit A, beginning on page 26, for the full text of the Agreement, which takes precedence over the summary.

     Investment Counsel Fee. Under the Investment Counsel Agreement, Southeastern manages the International Fund's portfolio. Southeastern receives an annual fee from the Fund of 1.50% of average net assets for the investment advisory function. Should normal operating expenses of the Fund (other than interest, taxes, brokerage commissions, and extraordinary ex-penses, but including the Investment Counsel Fee and the Fund Administration
Fee) exceed 1.75% of average net assets per annum, the Investment Counsel Agreement requires Southeastern to reduce its Investment Counsel Fee to the extent necessary to limit normal operating expenses to a maximum of 1.75% per annum.

     For the fiscal year ended December 31, 2000, the Investment Counsel Fee paid by the International Fund was $5,031,181, and the expense limitation provision did not require a reduction in this fee.

     Other Operating Expenses. The International Fund pays all of its expenses of operations, as listed in Paragraph 7 of the Investment Counsel Agreement, beginning on page 30. These expenses include the following: professional fees, insurance and bonding premiums, trade association dues, fees charged by Federal and state regulatory authorities for registration of Fund shares, expenses of preparation, printing and distributing prospectuses and financial reports to shareholders, costs of obtaining daily prices for the securities held in the portfolio, costs of forms and supplies, telephone and postage and any extraordinary expenses.

     As with all of the Funds which it manages, Southeastern pays the compensation and employment benefits of its personnel who perform functions on behalf of the International Fund pursuant to the Investment Counsel Agreement and the Fund Administration Agreement. In addition Southeastern provides office space and related facilities at its expense for its personnel performing such functions on behalf of the Funds.

     Limitation of Liability. Southeastern as Investment Counsel agrees to use its best efforts in managing the investment portfolio of the International Fund. The Investment Counsel Agreement provides that there shall be no liability on the part of Southeastern for any act or omission, including a mistake of judgment, in the absence of a showing of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations.

     Termination. The Investment Counsel Agreement may be terminated without penalty upon sixty days prior written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities of the International Fund, as defined by the Investment Company Act of 1940, and may be terminated by the Investment Counsel on like notice. There are provisions for automatic termination without penalty in the event of assignment, as defined by the Investment Company Act of 1940.

                      SUMMARY OF CERTAIN PROVISIONS OF THE
                         FUND ADMINISTRATION AGREEMENT

     Pertinent provisions of the Fund Administration Agreement are summarized in the following discussion. Shareholders are referred to Exhibit B, beginning on page 36, for the full text of the Agreement, which takes precedence over the summary.

     Services under the Fund Administration Agreement. Southeastern provides all services required to carry on the International Fund's general business and administrative affairs, including supplying experienced personnel, clerical staff and office space for these functions. Southeastern manages or conducts the International Fund's business operations, including organizing Board meetings, negotiating contracts with nonaffiliated suppliers, preparing registration statements, shareholder reports and other documents required for Federal and state regulatory compliance, and performing the accounting, record keeping and pricing functions. For these administrative services, the International Fund pays Southeastern a fee computed at the rate of 0.10% per annum of average net assets, which is accrued daily and paid monthly. Fund Administration fees paid by the International Fund for the year ended December 31, 2000, were $335,412.

     The Fund Administration Agreement required the International Fund and other Funds managed by Southeastern to reimburse the Administrator for each Fund's share of a portion of the compensation of the person in charge of the Fund financial function. Provisions requiring such reimbursement are no longer applicable and, beginning January 1, 2001, Southeastern bears all such expenses. The Funds continue to reimburse Southeastern for the expenses of computer software or computer programs used exclusively for Fund transactions. Reimbursable expenses paid by the International Fund for the fiscal year ended December 31, 2000 were $18,062.

     Other Provisions. The provisions with respect to limitation of liability, standard of care, and term of the Fund Administration Agreement are identical with those of the Investment Counsel Agreement.

                           COMPARATIVE INFORMATION ON
                              RELATED MUTUAL FUNDS

     In addition to Longleaf Partners International Fund, established in 1998, Southeastern also serves as Investment Counsel and Fund Administrator for Longleaf Partners Fund, established in 1987, Longleaf Partners Small-Cap Fund, established in 1989, and Longleaf Partners Realty Fund, established in 1996. All invest primarily in the equity securities of a limited number of companies, and all are classified as non-diversified. The Partners and Small-

Cap Funds have as their investment objectives long-term capital growth and have no industry or sector concentration. The Realty Fund concentrates in real estate oriented companies and seeks total return as its investment objective. The International Fund invests at least 65% of its assets in securities of foreign issuers and has long-term capital growth as its investment objective. Southeastern uses the same general investment philosophy in selecting portfolio securities for each of the Funds, consistent with their particular investment objectives and industry or sector concentration policies. All of the Funds have expense limitations which reduced the amounts of Investment Counsel fees paid during their formative years.

     The following table contains comparative information on contractual fees and expense limitations as a percentage of average net assets of each fund:

                         INVESTMENT          FUND          TOTAL NET
                           COUNSEL      ADMINISTRATION       ASSETS        EXPENSE
                             FEE             FEE           AT 5/31/01     LIMITATION
                       ---------------  --------------   --------------   ----------
Longleaf Partners      1.00% on first        0.10%       $4,234,042,341      1.50%
  Fund                 $400 million in
                       average net
                       assets; 0.75%
                       on remainder

Longleaf Partners      1.00% on first        0.10%       $1,637,830,326      1.50%
  Small-Cap Fund       $400 million in
                       average net
                       assets; 0.75%
                       on remainder

Longleaf Partners      1.00% of              0.10%       $  656,395,137      1.50%
  Realty Fund          average
                       net assets

Longleaf Partners      1.50% of              0.10%       $  649,607,734      1.75%
  International Fund   average
                       net assets

                    INFORMATION ABOUT THE INVESTMENT COUNSEL

     Southeastern Asset Management, Inc., ("Southeastern") founded in 1975, is registered with the Securities and Exchange Commission as an investment advisor. The firm manages securities portfolios for individuals, pension and profit sharing plans, and other institutions. Southeastern presently manages more than $16 billion in client assets. The basic investment objectives, policies, investment techniques, and methods of selecting portfolio securities for the Longleaf Partners Funds are substantially the same as those used in managing Southeastern's private accounts with similar investment objectives.

     Southeastern, a Tennessee corporation, is owned and controlled by its directors and executive officers. As of the date of this Proxy Statement, the following persons own or have the right to vote 10% or more of the issued and outstanding shares: Mr. O. Mason Hawkins -- 59.1%, Mr. G. Staley Cates -- 14.5%. The remaining shares are held by other directors or officers, none of whom own or have the right to vote as much as 10% of the issued and outstanding shares.

     The directors of Southeastern reside in Memphis, Tennessee. Their ages and principal occupations during the past five years are as follows:

O. Mason Hawkins, CFA(53)........        Chairman of the Board and Chief
                                           Executive Officer, Southeastern Asset
                                           Management, Inc.

G. Staley Cates, CFA(36).........        President, Southeastern Asset
                                           Management, Inc.

Frank N. Stanley, III, CFA(59)...        Vice President -- Investments,
                                           Southeastern Asset Management, Inc.

     Mr. Hawkins is the Chairman of the Board of Trustees of the International Fund and each of the other Longleaf Partners Funds, and is co-portfolio manager of each Fund's portfolio. Mr. Cates is a Trustee of the International Fund and each of the other Longleaf Partners Funds, and is co-portfolio manager of each Fund's portfolio.

                 OTHER EXECUTIVE OFFICERS OF SOUTHEASTERN ASSET
                  MANAGEMENT, INC. HAVING RESPONSIBILITIES FOR
                      OPERATIONS OF THE INTERNATIONAL FUND

     The following table lists other executive officers of Southeastern Asset Management, Inc. who have responsibilities for investment management, trading, fund operations, and fund administration functions of the International Fund, their ages, and their principal occupations for the past five years:

FUND INVESTMENT MANAGEMENT AND TRADING

     E. ANDREW MCDERMOTT, III, (31); Assistant Portfolio Manager for Longleaf Partners International Fund; Vice President -- Investments, Southeastern Asset Management, Inc. (since 1998); J.P. Morgan & Co., San Francisco, Hong Kong, and Singapore; Associate and Analyst (1994-1998).

     FRANK N. STANLEY, III, CFA (59); Vice President -- Investments, Southeastern Asset Management, Inc. (since 1984).

     DEBORAH L. SULLIVAN, CFA (42); Vice President -- Trading and chief trader, Southeastern Asset Management, Inc. (since 1986).

     JAMES H. BARTON, JR. (34); Vice President -- Trading, Southeastern Asset Management, Inc. (since 1998); Proprietary Futures/Options Trader, Louis Dreyfus Corp., Memphis, TN (1991-1998).

FUND OPERATIONS

     CHARLES D. REAVES, (66); Vice President and General Counsel, Southeastern Asset Management, Inc. (since 1988).

     JULIE M. DOUGLAS, (39); Vice President and Chief Financial Officer -- Mutual Funds, Southeastern Asset Management, Inc. (since 1989).

     ANDREW R. MCCARROLL, (33); Vice President and Assistant General Counsel, Southeastern Asset Management, Inc. (since 1998); Farris, Warfield & Kanaday (law firm), Nashville, TN (1996-1998).

FUND MARKETING AND GENERAL ADMINISTRATION

     RANDY D. HOLT, CPA, (46); Vice President and Secretary; Southeastern Asset Management, Inc. (since 1984).

     LEE B. HARPER, (38); Vice President -- Marketing, Southeastern Asset Management, Inc. (since 1993).

     The following persons are officers of Southeastern Asset Management, Inc. and members of the portfolio management group who have primary responsibilities for portfolio management of other Longleaf Partners Funds: John B. Buford, CFA,
(37) Vice President -- Investments and co-portfolio manager of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; C. T. Fitzpatrick, III, CFA, (37); Vice President -- Investments and co-portfolio manager of Longleaf Partners Realty Fund. Both have been employed by Southeastern Asset Management, Inc. for more than five years.

                 FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN
                 RECOMMENDING ADOPTION AND CONTINUATION OF THE
                   INVESTMENT COUNSEL AGREEMENT AND THE FUND
                 ADMINISTRATION AGREEMENT BETWEEN SOUTHEASTERN
                  ASSET MANAGEMENT, INC. AND LONGLEAF PARTNERS
                               INTERNATIONAL FUND

     The Board of Trustees of the International Fund considered a wide range of factors in the conclusion to approve and renew the Investment Counsel Agreement and the Fund Administration Agreement and now to recommend ratification of the adoption and continuation of these Agreements by shareholders. These factors include: a review of the investment strategy employed by Southeastern as Investment Counsel; its investment reputation and success in implementing its philosophy in the management of institutional and private accounts since its formation in 1975; its financial and employment stability; its support in building Fund assets; the level of personal investment in the Funds by its principals; and the separate investment performance of the Fund for recent periods and since inception. The Board considered each of these factors to be significant.

     Under Southeastern's investment philosophy, superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, stocks are viewed as ownership units in a business enterprise which has an unrecognized business or "intrinsic" value subject to determination through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Stocks which can be purchased at a price significantly discounted from this intrinsic worth not only protect investment capital from significant loss but also generate major rewards if the true business value is ultimately recognized.

     Using these investment principles, Southeastern's management of the International Fund's portfolio has produced the following average annual returns for the periods indicated, compared with the Fund's primary benchmark securities index and inflation plus 10%, another performance measurement used by the Board:

                                                                INFLATION
                                     INTERNATIONAL    EAFE        PLUS
                                         FUND        INDEX*       10%**
                                     -------------   ------     ---------
One Year ended 12/31/00............      25.93%      (15.21)%     13.39%
Since Public Offering
  10/26/98-12/31/00................      27.76         7.77       13.22

One Year ended 3/31/01.............      34.62       (26.82)      12.69
Since Public Offering
  10/26/98-3/31/01.................      29.18         0.50       13.38

---------------

 * The EAFE Index is unmanaged and is not hedged against foreign currency fluctuations. Fund returns and those of the EAFE Index are shown with all dividends and distributions reinvested.

** Inflation Source. Monthly Consumer Price Index for All Urban Consumers
   (CPI-U) complied by the U.S. Bureau of Labor Statistics.

     These investment results placed Longleaf Partners International Fund among the top performing international funds during 2000 and the first part of 2001. For example, THE WALL STREET JOURNAL'S Mutual-Fund Scorecard/ International, covering mutual funds investing in securities primarily trading in markets outside the U.S., ranked Longleaf Partners International Fund with an annual return of 21.8% for the one-year period ended December 7, 2000, as first among 25 international funds listed in the Scorecard at that date, and also ranked the International Fund with an annual return of 45.2% for the one-year period ended March 7, 2001, as first among 25 international funds listed in the Scorecard at that date.

OTHER SUPPORT PROVIDED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

     In recommending ratification of adoption and continuation of the Agreements by shareholders, the Board also considered other support provided by Southeastern which goes beyond providing pure investment advice, including the following:

     Building of Fund Assets. Southeastern has been instrumental in building the International Fund's assets. Mr. Mason Hawkins, Chairman, other Southeastern personnel, and Southeastern's profit sharing plan have made substantial investments. Southeastern's directors, officers, employees, their family members and Southeastern's profit sharing plan form one of the largest related groups of shareholders, constituting approximately 15.4% of its assets at the end of 2000. As a result, Southeastern's officers and employees are personally investing as partners with other Fund shareholders, and are subject to the same risks and rewards.

     Additionally, a number of large accounts in the International Fund are the result of Southeastern's institutional contacts. Consultants and investment advisers who have long-standing relationships with Southeastern and its other funds have recommended the International Fund as an investment medium for individual or institutional clients. As a result, many large shareholders have a prior relationship with Southeastern and have invested in the International Fund because of confidence in Southeastern's investment management capabilities.

     Management Fees and Expense Limitation. The Investment Counsel Fee for the International Fund is 1.50% per annum of average net assets, reflecting the higher portfolio management expenses incurred in operating a mutual fund which invests primarily in foreign securities. Southeastern believes that its portfolio management personnel should visit company headquarters and interview corporate management. Southeastern bears the higher costs incurred in international travel. To facilitate more frequent visits to foreign companies, Southeastern has opened a research office in Tokyo and the assistant portfolio manager based there regularly visits companies located in Japan, the Far East, Australia, and New Zealand. In July of 2001, Southeastern opened a similar office in London to cover companies organized in the European countries. Maintaining separate offices outside the U.S. results in additional office expenses as well as the necessity of compensating personnel based abroad for higher costs of living.

     Although the International Fund's Investment Counsel fee of 1.50% of average net assets per annum when considered separately is higher than the fees Southeastern charges its other Funds and may be higher than similar fees paid by certain other funds investing in companies located in foreign markets, Southeastern has agreed to limit all normal operating expenses of the International Fund, including its investment counsel and fund administration fees, to a maximum of 1.75% through a reduction of the Investment Counsel Fee when necessary. This expense limitation reduced the Investment Counsel Fee during 1998 and 1999, the Fund's first two years of operations, but no such reduction was necessary for 2000. Because Southeastern performs many administrative and professional services for the International Fund and its other Funds internally, total administrative expenses and professional fees are competitive with the industry average for funds of the same general size which invest primarily in foreign securities and in many situations are lower. The board of Trustees accordingly believes that the International Fund's total expense ratio is reasonable in comparison with the industry average for funds of similar size and investment objective.

     Possible Future Application of Expense Limitation. Should normal expenses of operation exceed the expense limitation of 1.75% per annum in 2001 or subsequent years, Southeastern would be required to reduce its Investment Counsel fees in the same manner as was required during the first two years of its operations.

     Possible Assumption of Loss on Processing Errors. Under the Fund Administration Agreement, Southeastern determines the daily per share net asset value of the Funds, a price used by the Fund's transfer agent in processing shareholder purchases and redemptions. The Fund Administration Agreement contains standard language relieving Southeastern from monetary liability for processing errors caused by factors other than gross negligence or reckless disregard of its contractual responsibilities. However, under regulatory requirements, Southeastern could be required to absorb losses for processing errors caused by mistake or simple negligence. As a result, Southeastern might be required to assume financial responsibility for any pricing or other processing losses which it might cause.

MINIMUM VOTE REQUIRED

     Under the requirements of the Investment Company Act, the vote necessary for approval of this proposal is the affirmative vote of a majority of the outstanding shares, which is defined as the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF ADOPTION OF THE INVESTMENT COUNSEL AGREEMENT AND FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC., AND CONTINUATION OF SUCH AGREEMENTS UNTIL JULY 31, 2002.

                           EXPENSES OF ANNUAL MEETING

     Costs and expenses of typesetting, printing, assembling and mailing materials in connection with the solicitation of proxies of each Fund will be paid by that particular Fund. In addition to the use of the mails, certain Trustees of the Fund or officers of Southeastern may solicit proxies by telephone or in person, but no special payment will be made to those persons for such services. Each Fund will pay its respective share of the expenses of PFPC Global Fund Services, the Fund's proxy solicitor.

     Neither the persons named in the enclosed Proxy nor members of the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters requiring a vote of shareholders properly arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the shares in accordance with their best judgment in the interests of the Fund.

     All shareholders are urged to mark, date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By order of the Board of Trustees:

/s/ O. MASON HAWKINS, CFA
O. MASON HAWKINS, CFA
Chairman of the Board of Trustees

July 27, 2001

                                (LONGLEAF LOGO)

                                                                      EXHIBIT A
                          INVESTMENT COUNSEL AGREEMENT

     AGREEMENT made as of the 11th day of August, 1998, between Longleaf Partners International Fund (the "Fund") the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, ("the Master Trust"), and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation, (hereinafter referred to as "the Investment Counsel").

     In consideration of the mutual agreements herein made, the Fund and the Investment Counsel understand and agree as follows:

          1.(a) The Investment Counsel agrees, during the term of this Agreement, to supervise the investment activities of the Fund and to furnish the Fund with investment research and advice and continuously to furnish the Fund with an investment program for its assets in a manner consistent with the investment objectives and policies as adopted by the Fund's Board of Trustees and shareholders. Such investment program shall include the timing of the purchase and sales of portfolio securities and the placing of orders for the purchase and sale of portfolio securities on behalf of the Fund.

          (b) The Investment Counsel shall be responsible for making recommendations as to the selection of members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. The Fund, through the Board of Trustees and pursuant to such procedures as it shall adopt, shall be responsible for the final decisions as to these matters. The Investment Counsel shall be responsible for the actual placement of purchase and sale orders and its officers or other personnel who place such orders shall be compensated by the Investment Counsel for such services. The same individual, in his capacity as an officer, employee or agent of the Investment Counsel, may make the recommendations in question and, in his capacity as a Trustee or as an officer of the Fund, make the decisions allocating the purchase or sale order to a broker for execution on behalf of the Fund. The officer of the Fund making such decisions and placements may be affiliated with brokers who effect transactions for the Fund; provided, however, no such officer may allocate any transactions to the broker with which he is affiliated unless such allocation is authorized by the President or another officer of the Fund.

          2. All recommendations and decisions with respect to brokers in connection with the placements of orders for the purchase and sale of portfolio securities shall be made in accordance with the following principles:

             (a) Purchase and sale orders will usually be placed with brokers which are recommended by the Investment Counsel and/or selected by the Fund as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Counsel and the Fund in determining the overall reasonableness of brokerage commissions.

             (b) In recommending brokers for portfolio transactions and in selecting such brokers, the Investment Counsel and the Fund shall take into account their past experience as to brokers qualified to achieve "best execution."

             (c) The Investment Counsel is authorized to recommend, and the Fund is authorized to allocate, brokerage and principal business to brokers who have provided brokerage and research services, (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which from time to time the Investment Counsel exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions in the United States as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Counsel in making the recommendation in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Counsel's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, neither the Investment Counsel nor the Officer or Officers of the Fund making the decision will be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Counsel and the officer or officers of the Fund who have made the recommendations and decisions in question shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy, that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Fund and the Investment Counsel are useful to the Investment Counsel in performing its advisory activities under this Agreement. Research services provided by brokers to the Fund or the Investment Counsel are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Counsel under this Agreement. In addition, to the extent not otherwise prohibited under applicable securities laws and regulations, the Investment Counsel may cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction if the Investment Counsel in making the recommendation in question determines in good faith that such amount is reasonable in relation to the value of other goods and services provided the Fund by such broker, subject to the same principles applied in the payment of commissions paid for brokerage and research services.

             (d) Purchases and sales of portfolio securities other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgement of the Invest-ment Counsel, better prices and execution may be obtained on a commission basis or from other sources.

             (e) Sales of the Fund's shares made by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchase in underwritings or tenders in response to tender offers) for the account of this Fund to that broker; provided that the broker shall furnish "best execution", as defined in paragraph 2(a) above, and that such allocation shall be within the scope of the Fund's other policies as stated above; provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable amount of commission or other compensation determined, as set forth in subparagraph 2(c) hereof, on the basis of best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

             (f) The Fund may purchase and/or sell securities which are also purchased or sold by the Investment Counsel or its owners or their affiliates or other investment advisory clients of the Investment Counsel. When other clients of the Investment Counsel desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, it is understood that such purchases and sales will be made in a manner designed to be fair to all parties.

          3. The Investment Counsel shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Counsel shall be deemed to include persons employed or otherwise retained by the Investment Counsel to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Counsel may desire. The Investment Counsel shall provide the Fund or any Administrator or other entity having the responsibility of maintaining on behalf of the Fund such records as are required under the Investment Company Act of 1940 with prompt and timely information about all aspects of the purchases and sales of the Fund's portfolio securities and with full information with respect to brokers executing such securities so as to facilitate the proper maintenance of all such records. The Investment Counsel shall maintain such records as may be required to be maintained by an investment counsel under the Investment Advisers Act of 1940, and all such records shall be made available to the Trust, upon the request of its Board of Trustees or President.

          4. The Fund will require the Fund's Administrator, or other entity having the responsibility for maintaining such records as are required by the Investment Company Act of 1940, to make available to the Investment Counsel from time to time such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Counsel may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations.

          5. The Investment Counsel shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the directors, officers and employees, if any, of the Fund who are also employed by the Investment Counsel, and such clerical and bookkeeping services as the Investment Counsel shall reasonably require in performing its duties hereunder, as required by the Investment Advisers Act of 1940 (other than records maintained by the Fund as required by the Investment Company Act of 1940).

          6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Counsel, the Fund shall pay to the Investment Counsel an Investment Counsel Fee which shall be accrued daily and paid monthly in arrears equal to 1.50% per annum of the Fund's average daily net assets. Such calculations shall be made by applying 1/365ths of the annual rate to the Fund's net assets each day determined as of the time the net asset value is determined on that day or if the net asset value is not determined on the day, on the last previous business day it was so determined. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 8 hereof, payment of the compensation of the Investment Counsel for the preceding month shall be made as promptly as possible after completion of the computations described in paragraph 8 hereof.

          7. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, but not being limited to the charges and expenses of any Administrator, any transfer agent, and/or any dividend disbursing agent; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other assets and the settlement of its portfolio securities transactions; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing of any certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Counsel; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or the Investment Counsel, and or independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all organizational costs and all other charges and costs of the Fund's operations unless otherwise explicitly provided herein; provided, however, that all such expenses to be paid by the Fund shall be subject to review and approval by the Board of Trustees of the Fund as to the reasonableness thereof.

          8. In the event the operating expenses of the Fund, including amounts payable to the Investment Counsel pursuant to paragraph 6 hereof but excluding all extraordinary expenses, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Counsel shall reduce its Investment Counsel Fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in the amount of such excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be based upon the expense limitation, if any, applicable to the Fund at the end of the last business day of the fiscal year of the Fund. Each such monthly calculation shall be based on the Fund's average daily net assets and expenses for the period beginning on the first day of the fiscal year of the Fund (or, in its first year, the first day of the Fund's operations). Should two or more such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the applicable fees or the largest expense reimbursements shall be applicable. In the absence of any applicable expense limitations under state laws or regulations which are more favorable to the Fund than the following undertaking, the Investment Counsel agrees that the Investment Counsel Fee shall be reduced and reimbursement of the Fund shall be required to the extent necessary to limit operating expenses (other than interest, taxes, brokerage commissions, distribution fees, and extraordinary expenses) as defined above, to a maximum during any fiscal year of 1.75% per annum of average net assets of the Fund; provided, however, that the Investment Counsel shall not be required pursuant to this undertaking to provide reimbursement to the Fund for any fiscal year in excess of the amount of its Investment Counsel Fee which would otherwise be earned for that fiscal year.

          9. The Investment Counsel will use its best efforts in the supervision and management of the investment advisory activities of the Trust. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, including any mistake of judgement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Investment Counsel shall not be liable to the

     Fund for the acts and omissions of any party engaged by it to execute purchases and sales of portfolio securities for or on behalf of the Fund under this Agreement, except to the extent that such party is liable to the Investment Counsel for such acts and omissions. Any person, even though also employed by the Investment Counsel, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as the employee or agent of the Investment Counsel.

          10. Nothing contained in this Agreement shall prevent the Investment Counsel or any affiliated person of the Investment Counsel from acting as investment adviser or manager for any other person, firm, corporation and/or other entity and nothing contained in this Agreement shall in any way bind or restrict the Investment Counsel or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, or officer or employee of the Investment Counsel to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

          11. This Agreement shall remain in effect for a period of two (2) years and from year to year thereafter, provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or who are not otherwise "interested persons" (as defined in the Investment Company Act of 1940) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that
     (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Investment Counsel, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Counsel may terminate this Agreement without payment of penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

          12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to confirm this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Counsel shall be liable for failing to do so.

          13. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Investment Company Act of 1940. To the extent the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

          14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, or rule or otherwise, the remainder of the Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          15. Nothing herein shall be construed as constituting the Investment Counsel as an agent of the Fund.

          16. The Declaration of Trust establishing the Fund, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property (other than as specifically provided in the said Declaration of Trust) for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but the Fund's assets and estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 11th day of August, 1998.

                                           Longleaf Partners International Fund
                                           (Fourth Series)

                                           Southeastern Asset Management, Inc.
                                           (the Investment Counsel)

                    ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

     AGREEMENT made in Boston, Massachusetts this 31st day of May, 2001 between Longleaf Partners International Fund (the "Fund"), the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation referred to as "the Investment Counsel".

     In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

     1. Recitations.

     (a). The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an Amendment effective August 11, 1998 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986 under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 11, 1998 and subsequently renewed from time to time (the "Agreement"), under which the Investment Counsel provides investment advisory and management services to the Fund.

     (b). The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing Series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the Master Trust to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each Series, effective until further action of the Trustees.

     2. Renewal and Amendment. The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning August 1, 2001, and hereby amend the Agreement to provide that during any period of time that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single Trustee.

Southeastern Asset                          Longleaf Partners
  Management, Inc.                            International Fund

                                                                       EXHIBIT B

                         FUND ADMINISTRATION AGREEMENT

     AGREEMENT made as of the 11th day of August, 1998 between Longleaf Partners International Fund (the "Fund"), the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, ("the Master Trust") and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation, (hereinafter referred to as "the Administrator"). In consideration of the mutual agreements herein made, the Fund appoints the Administrator and the Administrator agrees to serve as the Fund Administrator on the terms and conditions set forth herein.

                                       I

                        GENERAL AUTHORITY AND FACILITIES

1.01 STANDARD OF SERVICE OF THE ADMINISTRATOR

     The Administrator will use its best efforts to provide efficient, effective, and accurate administrative services for the Fund, as defined in
Section II herein, and will seek innovative and continuing technological improvements for the said functions for which it has assumed responsibilities. The Administrator will not be liable or responsible for delays or errors by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown beyond its control, flood or catastrophe, acts of God, insurrection, war, riots or failure beyond its control of transportation, communication or power supply. The Administrator will provide services equal in quality to those administration, accounting, and shareholder services performed for any other management investment companies which the administrator may serve in a similar capacity.

1.02. FACILITIES AND EMPLOYEES

     (a) The Administrator shall, at its own expense, furnish directly or through subsidiaries, office facilities, including space, furniture and equipment and, to the extent that such services are not being provided by others under contract with the Fund, personnel for managing the affairs of the Fund, maintaining and servicing the records with respect to the investments and shareholders of the Fund, and maintaining and servicing all other books and records of the Fund, as required by the Investment Company Act of 1940, but not including such duties, services, or records which are customarily performed or maintained for an open-end management investment company by its custodian, transfer agent, independent auditors, and/or outside legal counsel.

     (b) The Administrator shall if so requested by the Board of Trustees of the Fund provide personnel satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund, including a President, one or more Executive Vice Presidents or Vice Presidents, a Secretary, a Treasurer, and such additional officers and employees as may reasonably be necessary for the performance of its duties under this Agreement.

     (c) The personnel and facilities provided by the Administrator shall be subject to the control and direction of the Board of Trustees of the Fund, notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Administrator. The Administrator is responsible for the employment, control and conduct of its agents and employees and for injury to such agents or employees or to others through its agents or employees. The Administrator assumes full responsibility for its agents and employees under applicable statutes and agrees to pay all employment taxes thereunder. The Administrator will maintain appropriate insurance at its own expense against public liability in a reasonable amount.

1.03. DOCUMENTS TO BE FURNISHED TO ADMINISTRATOR

     The Fund shall from time to time provide the Administrator with: (1) a copy of the Declaration of Trust of the Fund and all amendments thereto; (2) a copy of the Bylaws of the Fund as amended from time to time; (3) certified copies of votes of the Board of Trustees of the Fund relating to the issues of Shares of the Fund; (4) any amended certificate for Shares of the Fund in the form adopted by the Board; (5) specimen signatures of the officers of the Funds; (6) such other documents as the Administrator may reasonably request.

1.04. PROTECTION OF ADMINISTRATOR; INDEMNIFICATION

     (a) The Administrator may rely on certifications of Trustees or persons to whom Trustees have delegated responsibilities as to proceedings, facts or other matters in connection with any action taken by the shareholders or the Board of Trustees of the Fund, and upon instructions not inconsistent with this Agreement. The Administrator may apply to counsel for the Fund or to its own counsel for advice whenever it deems it expedient. With respect to any action taken on the basis of such certifications or instructions or in accordance with the advice of counsel for the Fund, the Fund will indemnify and hold harmless the Administrator from any and all liability and expense.

     (b) The Administrator shall be indemnified and held harmless by the Fund against any loss or damage by reason of any act done by it in good faith and in reliance upon any instrument or certificate for Shares believed by it (a) to be genuine and (b) to be signed, countersigned or executed by any person or persons authorized to sign, countersign, or execute such instrument or certificate; provided, however, that the Administrator shall not be so indemnified in the event of its failure to obtain a proper signature guarantee.

     (c) If any officer of the Fund shall no longer be vested with authority to sign for the Fund, written notice thereof shall forthwith be given to the Administrator by the Fund and until receipt of such notice by it, the Administrator shall be fully indemnified and held harmless by the Fund in recognizing and acting upon certificates or other instruments bearing the signatures or facsimile signatures of such officer.

     (d) Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Administrator shall not be liable to the Fund for the acts and omissions of any party engaged by it to execute purchases and sales of portfolio securities for or on behalf of the Fund under this Agreement, except to the extent that such party is liable to the Administrator for such acts and omissions. Any person, even though also employed by the Administrator, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as the employee or agent of the Administrator.

     (e) The Administrator shall for all purposes herein be deemed to be an independent contractor. As such, the Administrator has no authority to act for or represent the Fund in any way and is not an agent of the Fund.

                                       II

                    ACCOUNTING AND ADMINISTRATION FUNCTIONS

2.01. MAINTENANCE OF RECORDS

     The Administrator will maintain records on behalf of the Fund in compliance with the Rules and Regulations of the Securities and Exchange

Commission, including, but not limited to, any such records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules and Regulations thereunder. Such records will at all times be available for inspection and use by the Fund and upon termination of this Agreement be transferred upon instructions of the Fund to any successor administrator or to the Fund itself.

2.02. RESPONSIBILITIES AND FUNCTIONS

     The Administrator shall have the responsibility of managing, performing, or supervising the administrative and business operations of the Fund, other than those related to the management of the Fund's portfolio of securities and the distribution and sale of the Fund's shares. The duties and responsibilities to be performed by the Administrator shall include the following:

          (1) Preparation or supervision of the preparation of all registration statements and prospectuses, and the filing thereof with the appropriate regulatory authorities.

          (2) Preparation or supervision of the preparation of all public financial statements and financial reports, the filing thereof with the appropriate regulatory authorities, and the distribution to shareholders of the Fund.

          (3) Preparation or the supervision of the preparation of all tax returns and the filing thereof with the appropriate regulatory authorities.

          (4) Preparation or the supervision of the preparation of any Proxy Statements, assistance in the conduct of any meetings of shareholders, tabulation of proxies and ballots of shareholders, and the maintenance of minutes of such meetings.

          (5) Daily valuation of the Fund's portfolio and the daily calculation of the Fund's net asset value per share.

          (6) Co-ordination and liaison between the Fund and its Investment Counsel, its Custodian, its Transfer Agent and the reconciliation of all accounts and records provided by such entities.

          (7) Management and scheduling of regular quarterly meetings of the Fund's Board of Trustees, and in connection therewith, providing all necessary assistance in the conduct of such meetings, and the maintenance of minutes of such meetings.

          (8) Establishment of internal accounting controls and procedures and the continuing monitoring thereof.

          (9) Co-ordination with the Fund's independent certified public accountants and outside legal counsel.

          (10) Management of audits and inspections by the Fund's independent certified public accountants and by all regulatory authorities.

          (11) Supplying or obtaining on behalf of the Fund such other advice or assistance as may be necessary or desirable in the continuing administration of the Fund's business affairs.

2.03. ADMINISTRATION FEES AND EXPENSES

     (a) The Administrator shall be entitled to receive and the Fund shall be obligated to pay to the Administrator for the services specified in this Section II an Administration Fee, which shall be accrued daily and paid monthly in arrears of 0.10% per annum of average daily net assets. The Fund shall also reimburse the Administrator for the Fund's equitable and appropriate share of the salary of the Fund's Treasurer, as allocated among the Fund and any other Fund or series and any other commingled investment or insurance product served by the Administrator and the Fund's Treasurer, subject to review of and approval by the Board of Trustees, and shall pay or provide reimbursement for all other operational expenses, as provided in Paragraphs 2.03(b) and 2.03(c) of this Agreement.

     2.03(b) The Fund shall pay all of its costs and expenses of operation, except those specifically stated herein to be borne or payable by the Administrator. The expenses payable by the Fund shall include, but shall not be limited to: (i) the fees of the Fund's Investment Counsel, and Administrator;
(ii) the fees of any Custodian and Transfer Agent of the Fund; (iii) compensation of the Fund's independent certified public accountants and any legal counsel retained by the Fund, including compensation and costs relating to litigation, and the fees, compensation and expenses of the "non-interested" Trustees of the Fund; (iv) franchise, income, business license and original issue taxes relating to the Fund and its securities; (v) fees and legal expenses incurred in qualifying the shares of the Fund for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualifications; (vi) insurance and bonding premiums and association dues; (vii) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission, including the preparation and printing of prospectuses for shareholders; (viii) costs of printing and mailing to shareholders prospectuses, proxy statements, dividend notices, routine and special reports and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings; (ix) costs of printing of any stock certificates; (x) interest expense and brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (xi) the costs of obtaining prices of the Fund's portfolio securities; and (xii) any extraordinary expenses including extraordinary legal expenses; provided, however, that all such expenses to be paid by the Fund shall be subject to review and approval by the Board of Trustees of the Fund as to the reasonableness thereof.

     2.03(c) The Fund shall reimburse the Administrator for the Fund's equitable and appropriate share of the costs and expenses of the following items, such costs and expenses to be allocated among the Fund and any other Funds or series and any other commingled investment or insurance products served by the Administrator, subject to review of and approval by the Board of Trustees of the Fund as to the method of allocation and the reasonableness of the costs and expenses:

          (1) Costs and expenses of leasing or acquiring specialized computer programs or computer software and software support contracts used exclusively by the Fund and any other Funds or commingled products.

          (2) Costs and expenses of leasing or acquiring specialized computer equipment or hardware and appropriate support contracts for computer equipment purchased exclusively for and dedicated solely to processing of transactions for the Fund and any other Funds or commingled products.

          (3) Organizational expenses amortized in a manner as permitted by generally accepted accounting principles and the Securities & Exchange Commission, limited to the particular series or Fund.

          (4) Costs and expenses of stationery, appropriate forms, envelopes, checks, postage, telephone, telegraph, and overnight or other courier charges and other similar items, to the extent such costs and expenses have not been paid directly by the Fund.

                                      III

                 TERMINATION, AMENDMENTS, AND OTHER PROVISIONS

3.01. RENEWAL AND TERMINATION

     This Agreement shall remain in effect for a period of two (2) years and from year to year thereafter, provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or who are not otherwise "interested persons" (as defined in the Investment Company Act of 1940) or any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Administrator, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Administrator may terminate this Agreement without penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

3.02. SUCCESSOR ADMINISTRATOR

     In the event that a successor to any of the Administrator's duties or responsibilities hereunder is designated by the Fund by written notice to the Administrator, the Administrator will, promptly upon such termination and at the expense of the Fund, transfer to such successor all other relevant books, records, correspondence and other data established or maintained by the Administrator under this Agreement in form reasonably acceptable to the Fund (if such form differs from the form in which the Administrator has maintained the same, the Fund shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Administrator's personnel in the establishment of books, records, and other data by such successor.

3.03. AMENDMENT

     This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to confirm this Agreement to the requirements of applicable federal laws or regulations.

3.04. FURTHER ASSURANCES

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes of this Agreement.

3.05. MISCELLANEOUS

     (a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     (b) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (c) The Declaration of Trust establishing the Fund, a copy of which, together will all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the said Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Trust, but the Trust assets and estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 11th day of August, 1998.

                                        Longleaf Partners International Fund
                                        (Fourth Series)

                                        Southeastern Asset Management, Inc.
                                        (the Investment Counsel)

                   ADDENDUM TO FUND ADMINISTRATION AGREEMENT

     AGREEMENT made in Boston, Massachusetts this 31st day of May, 2001 between Longleaf Partners International Fund (the "Fund"), the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as the "Administrator").

     In consideration of the mutual covenants herein made, the Fund and the Administrator understand and agree as follows:

     1. Recitations.

     (a). The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an Amendment effective August 11, 1998 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective November 26, 1986 under the name Southeastern Asset Management Value Trust (the "Master Trust"). The Administrator is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Administrator are parties to a Fund Administration Agreement originally dated August 11, 1998 and subsequently renewed from time to time (the "Agreement"), under which the Investment Counsel provides general business management and fund administration services to the Fund.

     (b). The Board of Trustees of the Fund, concurrently with the Boards of Trustees of the other existing Series of the Master Trust, sitting as the Board of Trustees of the Master Trust, has amended the Master Trust to provide that the Trustees shall operate each series solely under the plenary power granted the Trustees by the Master Trust, without officers, and has eliminated all officers of each Series, effective until further action of the Trustees.

     2. Renewal and Amendment. The Administrator and the Fund hereby renew the Agreement for an additional year, beginning August 1, 2001 and hereby amend the Agreement to provide as follows:

     (a). During any period that the Fund is being operated solely by the Trustees, without officers, all references to officers of the Fund or functions to be performed by one or more officers of the Fund shall be deemed to refer to the Board of Trustees of the Fund and such functions shall be performed by the Board of Trustees of the Fund acting as a Board, except to the extent that particular functions may be delegated to a single Trustee.

     (b). During any period that the Fund is being operated solely by the Trustees, without officers, the provision in Section 2.03(a) of the Agreement providing that the Fund shall reimburse the Administrator for an allocable portion of the salary of the Fund's Treasurer shall be inapplicable.

     IN WITNESS WHEREOF, the parties have executed this Addendum this 31st day of May, 2001.

Southeastern Asset                           Longleaf Partners
  Management, Inc.                             International Fund

                                     PROXY

                      2001 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints O. Mason Hawkins, G. Staley Cates, and Charles
D. Reaves and each of them as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the above named Fund held by the undersigned at the 2001 Special Meeting of Shareholders of the Fund to be held at The Federalist, 15 Beacon Street, Boston, Massachusetts 02108 on September 19, 2001 at 8:30 a.m. Eastern Daylight Time, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                            Dated                         , 2001
                                                 -------------------------

                                            ------------------------------------

                                            ------------------------------------
                                               Signature(s) of Shareholder(s)

                                            This proxy must be signed by the
                                            beneficial owner of Fund shares. If
                                            signing as attorney, executor,
                                            guardian or in some representative
                                            capacity or as an officer of a
                                            corporation, please add title as
                                            such.

                                            PLEASE VOTE, SIGN AND DATE THIS
                                            PROXY AND RETURN IT IN THE ENCLOSED
                                            POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

Please vote by filling in the appropriate boxes below.

1. To elect Trustees of the Board of
   Trustees of the Fund (SEE PAGES 4 AND
   PAGES 6-12 OF THE PROXY STATEMENT)

   (01) O. Mason Hawkins (02) G. Staley Cates (03) Margaret H. Child
   (04) Chadwick H. Carpenter, Jr. (05) Daniel W. Connell (06) Steven
   N. Melnyk (07) C. Barham Ray (08) Perry C. Steger

   To withhold authority to vote for any
   individual nominee, mark the "For all
   Except" and print the name(s) of the    FOR    WITHHOLD     FOR ALL
   Nominees for which your vote is being   ALL    AUTHORITY    EXCEPT
   withheld on the line below.             [ ]       [ ]         [ ]

----------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of the Fund. (SEE PAGES 12-13 OF THE
   PROXY STATEMENT).
                                           FOR     AGAINST     ABSTAIN
                                           [ ]       [ ]         [ ]

----------------------------------------------------------------------
PROPOSAL FOR SHAREHOLDERS OF LONGLEAF PARTNERS INTERNATIONAL FUND ONLY

3. TO RATIFY THE ADOPTION OF THE INVESTMENT COUNSEL AGREEMENT AND THE
   FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT,
   INC. AND CONTINUATION UNTIL JULY 31, 2002. (SEE PAGES 14-23 OF THE
   PROXY STATEMENT).
                                           FOR     AGAINST     ABSTAIN
                                           [ ]       [ ]         [ ]

To transact such other business as may come before the Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.